                               OPTIMUM FUND TRUST

                           Optimum International Fund
                                  (the "Fund")

                            Supplement to the Fund's
                       Statement of Additional Information
                               dated July 29, 2005

In  connection  with  Alliance  Capital   Management  L.P.'s  appointment  as  a
sub-adviser to the fund, the following  replaces the first  paragraph  under the section  of  the  Fund's  statement  of  additional  information  entitled  "The
Sub-Advisers":

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The
Sub-Advisory  Agreements  obligate  Marsico  Capital  Management,  LLC ("Marsico
Capital"),  T. Rowe Price  Associates,  Inc. ("T. Rowe Price"),  TCW  Investment
Management  Company ("TCW"),  Massachusetts  Financial Services Company ("MFS"),
Columbia Wanger Asset  Management,  L.P.  ("Columbia  WAM"),  Hotchkis and Wiley
Capital Management, LLC ("H&W"),  the Delafield Asset Management Division of
Reich  &  Tang  Asset  Management,   LLC  ("Delafield"),   Alliance  Capital
Management L.P.  ("AllianceBernstein"),  Mondrian  Investment  Partners  Limited
("Mondrian"),  Oberweis Asset Management,  Inc. ("OAM") and Deutsche  Investment
Management Americas Inc. ("DIMA,  Inc.") (doing business as Scudder Investments)
(referred  to  individually  as  a   "Sub-Adviser"   and   collectively  as  the
"Sub-Advisers") to: (1) make investment  decisions on behalf of their respective
Funds,  (2) place all orders for the purchase and sale of investments  for their respective  Funds with  brokers or dealers  selected by the  Manager  and/or the
Sub-Advisers,  and (3) perform certain limited related administrative  functions in connection therewith. Marsico Capital is a wholly-owned,  indirect subsidiary of Bank of America.  Columbia WAM is an  indirect,  wholly-owned  subsidiary  of
Columbia  Management Group, Inc., which in turn is a wholly-owned  subsidiary of
Bank America Corporation.  T. Rowe Price is a wholly-owned subsidiary of T. Rowe
Price Group,  which is a publicly traded  financial  services  holding  company.
Societe Generale Asset Management owns approximately 67% of TCW's parent company
(The TCW Group, Inc.) as of March 31, 2005. MFS is an indirect subsidiary of Sun
Life  Financial  Inc. (an insurance  company).  Delafield is a division of Reich
& Tang Asset Management,  LLC ("RTAM"). RTAM is a wholly-owned by IXIS Asset
Management  North  America,  L.P.,  a  subsidiary  of IXIS Asset  Management  US
Corporation. As of June 30, 2005, Alliance Capital Management Holding L.P. holds an  ownership  interest  of  approximately  32% in  AllianceBernstein,  and  AXA
Financial Inc., a wholly-owned  subsidiary of AXA (a financial  services holding
company),   holds  direct  and  indirect   ownership  and  other   interests  in
AllianceBernstein  which  represent an approximate  61.1%  economic  interest in
AllianceBernstein.  AllianceBernstein's sole general partner is Alliance Capital
Management Corporation,  which is an indirect wholly-owned subsidiary of AXA and
BNP Paribas (a financial  services  holding  company).  Formerly  Zurich Scudder
Investments,  Inc., Scudder Kemper Investments, Inc., and Scudder, Stevens &
Clark Inc., DIMA, Inc., a Delaware  corporation founded on March 19, 1985 and an
SEC registered investment adviser, is a wholly-owned subsidiary of Deutsche Bank
Americas Holding Corp. and an indirect subsidiary of Deutsche Bank A.G.

In addition,  the  following  replaces the  disclosure  about  Marsico under the
"International  Fund"  caption  in the  "Portfolio  Managers  -  Other  Accounts
Managed" section:

----------------------- ----------- ------------------------ ------------------- --------------------
                          No. of      Total Assets Managed     No. of Accounts     Total Assets in
                         Accounts                                    with           Accounts with
                                                              Performance-Based   Performance-Based
                                                                     Fees               Fees
----------------------- ----------- ------------------------ ------------------- --------------------
Alliance Capital
Management L.P.
----------------------- ----------- ------------------------ ------------------- --------------------
Sharon E. Fay
Kevin Simms
Giulio Martini
Henry D'Auria
----------------------- ----------- ------------------------ ------------------- --------------------
Registered Investment       12            $3.9 billion                1             $779 million
Companies
----------------------- ----------- ------------------------ ------------------- --------------------
Other Pooled Investment     69            $1.6 billion                0                  $0
Vehicles
----------------------- ----------- ------------------------ ------------------- --------------------
Other Accounts              80            $13 billion                 1             $438 million
----------------------- ----------- ------------------------ ------------------- --------------------

In addition,  the  following  replaces the  disclosure  about  Marsico under the
"International   Fund"  caption  in  the  "Portfolio  Managers  -  Conflicts  of
Interests" section:

As an investment adviser and fiduciary,  AllianceBernstein  owes its clients and shareholders  an undivided duty of loyalty.  AllianceBernstein  recognizes  that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring)  reasonably designed to detect,  manage and  mitigate  the effects of actual or  potential  conflicts of interest in the area of employee  personal  trading,  managing multiple accounts for multiple clients,  including  AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading

AllianceBernstein  has  adopted a Code of  Business  Conduct  and Ethics that is
designed  to  detect  and  prevent   conflicts  of  interest   when   investment
professionals  and  other  personnel  of  AllianceBernstein  own,  buy  or  sell securities  which may be owned by,  or  bought  or sold for,  clients.  Personal securities  transactions  by an  employee  may  raise a  potential  conflict  of interest  when an  employee  owns or  trades  in a  security  that is  owned  or considered for purchase or sale by a client, or recommended for purchase or sale by an  employee to a client.  Subject to the  reporting  requirements  and other limitations  of its  Code of  Business  Conduct  and  Ethics,  AllianceBernstein
permits its employees to engage in personal  securities  transactions,  and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct  purchase,  401K/profit  sharing plan  investment  and/or  notionally  in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires  disclosure of all personal accounts and maintenance of brokerage  accounts with  designated  broker-dealers  approved by
AllianceBernstein.  The  Code  also  requires  preclearance  of  all  securities transactions and imposes a one-year  holding period for securities  purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein  has compliance policies and oversight  monitoring in place to address  conflicts of interest  relating to the management of multiple  accounts for  multiple  clients.  Conflicts  of  interest  may arise  when an  investment professional has  responsibilities  for the investments of more than one account because  the  investment  professional  may be unable to devote  equal  time and
attention  to  each  account.   The   investment   professional   or  investment
professional teams for each client may have responsibilities for managing all or a portion of the  investments  of  multiple  accounts  with a common  investment
strategy,   including  other  registered  investment   companies,   unregistered
investment  vehicles,  such as hedge funds,  pension plans,  separate  accounts,
collective   trusts   and   charitable   foundations.    Among   other   things,
AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment  recommendations by analysts so that investment  professionals are better able to develop investment strategies for all accounts they manage.  In addition,  investment  decisions by investment  professionals are reviewed for the purpose of maintaining uniformity among  similar  accounts and ensuring that  accounts are treated  equitably.  No investment  professional that manages client accounts carrying  performance fees is compensated  directly or specifically  for the performance of those accounts.
Investment  professional  compensation reflects a broad contribution in multiple dimensions to long-term investment success for  AllianceBernstein's  clients and is not tied specifically to the performance of any particular  client's account, nor is it  directly  tied to the level or  change  in the level of assets  under management.

Allocating Investment Opportunities

AllianceBernstein  has policies and procedures  intended to address conflicts of interest relating to the allocation of investment opportunities.  These policies and  procedures are designed to ensure that  information  relevant to investment decisions is  disseminated  promptly within its portfolio  management  teams and investment  opportunities are allocated  equitably among different clients.  The investment  professionals at AllianceBernstein  routinely are required to select and  allocate  investment  opportunities  among  accounts.  Portfolio  holdings, position  sizes,  and industry and sector  exposures  tend to be similar  across similar  accounts,  which  minimize  the  potential  for  conflicts  of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated  differently among accounts due to the particular characteristics of an account, such as size of the account,  cash position,  tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's  procedures are also designed to prevent potential conflicts of interest  that may arise when  AllianceBernstein  has a particular  financial incentive,  such as a performance-based  management fee, relating to an account.
An  investment  professional  may  perceive  that he or she has an  incentive to
devote  more  time  to  developing  and  analyzing  investment   strategies  and
opportunities  or  allocating  securities  preferentially  to accounts for which
AllianceBernstein could share in investment gains.

To  address  these  conflicts  of  interest,  AllianceBernstein's  policies  and procedures require,  among other things, the prompt  dissemination to investment professionals of any initial or changed investment  recommendations by analysts;
the aggregation of orders to facilitate  best execution for all accounts;  price averaging for all aggregated orders; objective allocation for limited investment opportunities  (e.g.,  on a  rotational  basis)  to  ensure  fair and  equitable allocation among accounts;  and limitations on short sales of securities.  These procedures  also  require  documentation  and review of  justifications  for any decisions  to  make  investments  only  for  select  accounts  or  in  a  manner disproportionate to the size of the account.

In addition,  the  following  replaces the  disclosure  about  Marsico under the
"International Fund" caption in the "Portfolio Managers - Compensation" section:

AllianceBernstein's   compensation  program  for  investment   professionals  is
designed  to be  competitive  and  effective  in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate  long-term  investment  success for AllianceBernstein's clients, including shareholders of the AllianceBernstein
Mutual Funds.  Investment  professionals do not receive any direct  compensation based upon the  investment  returns of any  individual  client  account,  nor is compensation  tied  directly to the level or change in the level of assets under management.  Investment  professionals'  annual compensation is comprised of the following:

     (i)  Fixed  base  salary:   This  is  generally  the  smallest  portion  of
          compensation. The base salary is a relatively low, fixed salary within a similar range for all investment  professionals.  The base salary is determined at the outset of employment  based on level of  experience, does not change  significantly  from  year-to-year,  and hence, is not particularly sensitive to performance.

     (ii) Discretionary  incentive  compensation  in the form of an annual  cash bonus:  AllianceBernstein's overall profitability determines the total
          amount   of   incentive    compensation    available   to   investment
          professionals. This portion of compensation is determined subjectively based on qualitative  and  quantitative  factors.  In evaluating  this
          component    of    an    investment    professional's    compensation,
          AllianceBernstein  considers  the  contribution  to  his/her  team  or discipline as it relates to that team's  overall  contribution  to the
          long-term  investment  success,   business  results  and  strategy  of
          AllianceBernstein.  Quantitative  factors  considered  include,  among other things,  relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of  investments,  and appropriate,  broad-based or specific market indices), and consistency of performance.  There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any  pre-determined  or specified level of performance.
          AllianceBernstein  also  considers  qualitative  factors  such  as the complexity and risk of investment  strategies involved in the style or type of assets  managed  by the  investment  professional;  success of
          marketing/business   development   efforts   and   client   servicing;
          seniority/length of service with the firm;  management and supervisory responsibilities;  and fulfillment of  AllianceBernstein's  leadership criteria.

     (iii)Discretionary  incentive  compensation  in the  form of  awards  under
          AllianceBernstein's  Partners  Compensation Plan ("deferred  awards"):
          AllianceBernstein's  overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment  professionals based on criteria similar to those used to determine the annual cash bonus.  There is no fixed formula for  determining  these amounts.  Deferred  awards,  for which  there are  various  investment  options,  vest over a four-year period  and  are  generally  forfeited  if  the  employee  resigns  or
          AllianceBernstein  terminates his/her  employment.  Investment options
          under   the   deferred   awards   plan   include   many  of  the  same
          AllianceBernstein  Mutual  Funds  offered  to mutual  fund  investors, thereby creating a close alignment between the financial  interests of the investment professionals and those of AllianceBernstein's  clients and mutual fund  shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to  investments  in the  publicly traded  equity  securities  of  Alliance  Capital  Management  Holding
          L.P.(1)

     (iv) Contributions under  AllianceBernstein's  Profit  Sharing/401(k) Plan:
          The   contributions   are   based   on   AllianceBernstein's   overall
          profitability.  The amount and  allocation  of the  contributions  are determined at the sole discretion of AllianceBernstein.

--------------------
(1)  Prior  to  2002,   investment   professional   compensation  also  included
     discretionary  long-term  incentive  in the form of  restricted  grants  of
     AllianceBernstein's partnership units.

In addition,  the  following is added to the chart under  "Portfolio  Managers -
Ownership of Shares":

----------------------------------------- --------------------------------------
Portfolio Manager                         Dollar Range of Fund Shares Owned
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Sharon E. Fay(3)                                      None
----------------------------------------- --------------------------------------
Kevin Simms(3)                                        None
----------------------------------------- --------------------------------------
Giulio Martini(3)                                     None
----------------------------------------- --------------------------------------
Henry D'Auria(3)                                      None
----------------------------------------- --------------------------------------

--------------------
(3)  AllianceBernstein became a sub-advisor to the Optimum International Fund on
     September 29, 2005.

In addition,  the  following  disclosure  concerning  AllianceBernstein's  Proxy
Voting  Policy is added to the end of  Appendix B - Proxy  Voting  Policies  and
Procedures":

ALLIANCE CAPITAL MANAGEMENT L.P. ("AllianceBernstein")

Introduction

As a  registered  investment  adviser,  AllianceBernstein  ("we" or "us")  has a
fiduciary   duty  to  act  solely  in  the  best   interests   of  our  clients.
AllianceBernstein   recognizes  that  this  duty  requires  us  to  vote  client securities  in a timely  manner and make voting  decisions  that are in the best interests of our clients.  Consistent with these obligations,  AllianceBernstein will disclose its clients' voting records only to them and as required by mutual fund vote disclosure  regulations.  In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This  statement  is  intended to comply  with Rule  206(4)-6  of the  Investment
Advisers  Act of 1940.  It sets forth our  policies  and  procedures  for voting proxies for our discretionary investment advisory clients,  including investment companies  registered  under the Investment  Company Act of 1940. This statement applies to  AllianceBernstein  growth and value  investment  groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This  statement is designed to be  responsive  to the wide range of proxy voting subjects  that can have a  significant  effect  on the  investment  value of the securities held in our clients' accounts.  These policies are not exhaustive due to the variety of proxy  voting  issues  that we may be  required  to  consider.
AllianceBernstein reserves the right to depart from these guidelines in order to avoid  voting  decisions  that we believe may be contrary to our  clients'  best interests.  In  reviewing  proxy  issues,  we will apply the  following  general policies:

Corporate  Governance:  AllianceBernstein's  proxy voting policies recognize the importance of good  corporate  governance in ensuring  that  management  and the board of directors  fulfill  their  obligations  to the  shareholders.  We favor proposals  promoting  transparency and accountability  within a company. We will vote for  proposals  providing  for equal access to the proxy  materials so that shareholders  can express their views on various  proxy issues.  We also support the  appointment  of a majority of  independent  directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors:  Unless there is a proxy fight for seats on the Board or we determine that there are other compelling  reasons for withholding  votes for directors,  we will vote in favor of the management proposed slate of directors.
That  said,  we believe  that  directors  have a duty to respond to  shareholder actions that have  received  significant  shareholder  support.  We may withhold votes for directors  that fail to act on key issues such as failure to implement
proposals  to   declassify   boards,   failure  to  implement  a  majority  vote
requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender  offers  where a majority  of  shareholders  have  tendered  their shares. In addition,  we will withhold votes for directors who fail to attend at least  seventy-five  percent of board  meetings  within a given  year  without a reasonable  excuse.  Finally,  we may withhold  votes for  directors of non-U.S.
issuers where there is insufficient  information about the nominees disclosed in the proxy statement.

Appointment of Auditors:  AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation.  However, we recognize that there may be inherent conflicts when a company's  independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate.  Therefore,  we may vote against the appointment of auditors if the fees for non-audit  related  services exceed  70% of the  total  audit  fees  paid by the  company  or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of  incorporation or by-laws are often technical and  administrative  in nature.
Absent a  compelling  reason to the  contrary,  AllianceBernstein  will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case  basis any non-routine  proposals that are  likely to affect  the  structure  and  operation  of the  company or have a material economic effect on the company.  For example, we will generally support proposals to increase  authorized common stock when it is necessary to implement a stock split,  aid in a  restructuring  or  acquisition or provide a sufficient number of  shares  for an  employee  savings  plan,  stock  option or  executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater  than one  hundred  percent of the shares  outstanding.  We will  oppose increases in  authorized  common  stock where there is evidence  that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the  issuance  of new  shares  could  excessively  dilute the value of the outstanding shares upon issuance.

Corporate Restructurings,  Mergers and Acquisitions:  AllianceBernstein believes proxy votes  dealing  with  corporate  reorganizations  are an  extension of the
investment  decision.   Accordingly,   we  will  analyze  such  proposals  on  a
case-by-case  basis,  weighing  heavily the views of the research  analysts that cover the company and the  investment  professionals  managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:  AllianceBernstein believes that certain fundamental rights of shareholders must be protected.  We will generally vote in favor of proposals that give  shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.  However,  when analyzing  such  proposals  we will weigh the  financial  impact of the proposal against the impairment of shareholder rights.

Anti-Takeover  Measures:  AllianceBernstein  believes  that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a  detrimental  effect on the  value of the  company.  We will
generally  oppose  proposals,   regardless  of  whether  they  are  advanced  by
management  or  shareholders,  the  purpose  or effect  of which is to  entrench management or dilute  shareholder  ownership.  Conversely,  we support proposals that would  restrict or otherwise  eliminate  anti-takeover  measures  that have already  been  adopted  by  corporate  issuers.  For  example,  we will  support shareholder  proposals  that seek to require the company to submit a shareholder rights plan to a shareholder  vote. We will evaluate,  on a case-by-case  basis, proposals to completely  redeem or eliminate  such plans.  Furthermore,  we will generally  oppose  proposals  put forward by management  (including  blank check preferred stock,  classified boards and supermajority  vote  requirements)  that appear to be intended as management entrenchment mechanisms.

Executive Compensation:  AllianceBernstein  believes that company management and the compensation  committee of the board of directors should,  within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether  proposed  by a  shareholder  or  management,  we will  review proposals  relating to executive  compensation  plans on a case-by-case basis to ensure that the long-term  interests of management and shareholders are properly aligned.  We will analyze the proposed plans to ensure that  shareholder  equity will not be excessively  diluted,  the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate  in such  programs.  We will  generally  oppose  plans  that  permit repricing of  underwater  stock  options  without  shareholder  approval.  Other factors such as the company's  performance and industry  practice will generally be factored into our  analysis.  We will support  proposals to submit  severance packages  that do not exceed 2.99 times the sum of an executive  officer's  base salary  plus bonus that are  triggered  by a change in control to a  shareholder vote.  Finally,  we will support  shareholder  proposals  requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate  Responsibility:  AllianceBernstein will review and analyze
on  a  case-by-case   basis   proposals   relating  to  social,   political  and
environmental  issues to determine  whether they will have a financial impact on shareholder  value. We will vote against proposals that are unduly burdensome or result in unnecessary  and excessive  costs to the company.  We may abstain from voting on social  proposals  that do not have a readily  determinable  financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth  and value  investment  groups  have  formed  separate  proxy  voting committees  to  establish  general  proxy  policies  for  AllianceBernstein  and
consider   specific  proxy  voting  matters  as  necessary.   These   committees
periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy  committee will evaluate the proposal.  In addition,  the  committees,  in conjunction  with the analyst  that covers the  company,  may contact  corporate management and interested  shareholder groups and others as necessary to discuss proxy issues.  Members of the committee include senior investment  personnel and representatives of the Legal and Compliance Department.  The committees may also evaluate  proxies  where we face a potential  conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

AllianceBernstein  recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage,  or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another  business or personal  relationship  that may affect  how we  vote on the  issuer's  proxy.  Similarly,  Alliance  may  have a potential  material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder  group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and  adherence  to these  policies  ensures that proxies are voted with only our clients'  best  interests in mind.  That said,  we have  implemented  additional procedures  to ensure that our votes are not the product of a material  conflict of interests,  including: (i) on an annual basis, the proxy committees will take
reasonable  steps  to  evaluate  the  nature  of  AllianceBernstein's   and  our
employees'  material  business  and  personal  relationships  (and  those of our affiliates) with any company whose equity securities are held in client accounts and any client that has  sponsored or has material  interest in a proposal  upon which we will be  eligible  to  vote;  (ii)  requiring  anyone  involved  in the decision  making  process to disclose to the chairman of the  appropriate  proxy committee  any potential  conflict  that they are aware of  (including  personal relationships)  and any  contact  that they have had with any  interested  party regarding a proxy vote;  (iii)  prohibiting  employees  involved in the decision making process or vote  administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and
(iv) where a material conflict of interests exists,  reviewing our proposed vote by applying a series of objective  tests and, where  necessary,  considering the views of a third party  research  service to ensure that our voting  decision is consistent with our clients' best interests.

Because   under   certain   circumstances    AllianceBernstein   considers   the
recommendation of third party research services,  the proxy committees will take reasonable  steps to verify  that any third  party  research  service is in fact independent based on all of the relevant facts and circumstances.  This includes reviewing the third party research service's conflict management  procedures and ascertaining,  among other things,  whether the third party research service (i)
has the capacity and competency to adequately analyze proxy issues; and (ii) can make such  recommendations  in an impartial  manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy  voting in  certain  countries  requires  "share  blocking."  Shareholders wishing to vote their proxies must deposit their shares  shortly before the date of the meeting  (usually  one-week)  with a designated  depositary.  During this blocking  period,  shares that will be voted at the meeting cannot be sold until the  meeting  has taken  place  and the  shares  are  returned  to the  clients'
custodian banks.  AllianceBernstein may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting,  which is not being able to  transact  in the  shares  during  this  period.  Accordingly,  if share blocking is required we may abstain from voting those shares.

In  addition,  voting  proxies of issuers in non-US  markets  may give rise to a number of administrative issues that may prevent  AllianceBernstein  from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully  consider  the proxy or after the cut-off  date for voting.
Other markets  require  AllianceBernstein  to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client  accounts  for which we have proxy  voting  authority,  in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain  information  about how we voted  proxies on their  behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written  request  for proxy  voting  information  to: Mark R.
Manley, Senior Vice President & Chief Compliance Officer,  AllianceBernstein
Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

This Supplement is dated September 29, 2005.